UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2022
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LIANBIO
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-40947	98-1594670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Drive, Suite 309 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (609) 486-2308
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 1 ordinary share, $0.000017100448 par value per share	LIAN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2022, the Board of Directors (the “Board”) of LianBio (the “Company”) appointed Wei Wei Chen as an independent director, effective immediately. Ms. Chen was appointed as a Class II director with a term expiring at the Annual Meeting of Shareholders to be held in 2023. The Board also appointed Ms. Chen to the Audit Committee of the Board (the “Audit Committee”).

In accordance with the Company’s customary practice, the Company intends to enter into an indemnification agreement with Ms. Chen, which requires the Company to indemnify Ms. Chen against certain liabilities that may arise in connection with her status or service as a director. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.21 to the Company’s Amendment No. 4 to Form S-1 Registration Statement filed on October 28, 2021 (the “S-1 Amendment”).

Ms. Chen will be entitled to compensation for her service as a non-employee director pursuant to the Company’s compensation practices for non-employee directors, which are described in the LianBio Non-Employee Director Compensation Policy filed as Exhibit 10.40 to the S-1 Amendment.

There is no arrangement or understanding between Ms. Chen and any other person pursuant to which Ms. Chen was selected as a director. There are no transactions involving Ms. Chen requiring disclosure under Item 404(a) of Regulation S-K of the SEC.

A copy of the press release announcing Ms. Chen’s election to the Board is filed as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release issued by LianBio, dated April 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIANBIO

By:	/s/ Yizhe Wang
Yizhe Wang
Chief Executive Officer
Date: April 8, 2022